UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)

(Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

ARCHER BALANCED FUND

FEBRUARY 28, 2011

(Unaudited)

To Our Shareholders:

The Archer Balanced Fund had a total return of 11.99% for the six months ended February 28, 2011 and 1.41% (7.86% cumulative) since inception (October 1, 2005) compared to a total return of 16.11% and 6.18% (38.60% cumulative) for the Morningstar Moderate Target Risk Index, respectively.  For the six months ending February 28, 2011, the Fund’s net assets of $14.9 million consisted of approximately 66% stocks and 34% fixed-income securities.

Performance Review

The Fund’s six month performance lagged the Morningstar Moderate Target Risk Index.  While we are certainly not satisfied with the relative underperformance of our benchmark, we remain steadfast in our discipline and firmly believe that our investment style will reward our fellow, long-term shareholders.  The Fund’s investment style categories of Large Cap Value on the equity style and High Quality Short-term for Fixed Income were both the worst performing sectors for 2010.  The Fund’s investment advisor has no plans to change these investment styles for the foreseeable future.  The best performing sectors in the moderate allocation category came from small cap growth and low quality intermediate on the equity and fixed income styles respectively.  A closer look at the factors which lead to short-term outperformance of the market reveals that positive returns were largely driven by market beta (risk), raw materials beta (commodity sensitivity), credit spread beta (macro sensitivity) and small v. large beta (style sensitivity).  Over the longer-term, focusing on valuation and liquidity has offered significantly greater rewards to investors.

Given the current state of the economy and the capital markets, we believe that focusing on companies with strong balance sheets, cash flows and sound management is perhaps more important than ever.

Equity Portfolio

Our equity side of the Balanced Fund remains overweight in healthcare and utilities.  Each of these exceeds the benchmark by 10%.  Unfortunately, both of these areas had returns that were immaterial or negative for 2010.  In 2010, again the “risk trade” was still on so those stocks that were beat up the most by the downturn in 2008 performed better than those who maintained some of their footing.

•

We continued to maintain large holdings in JP Morgan and initiated a large position in Vale, a Brazilian miner.

•

We are still biased towards equities with good balance sheets and strong cash flow potential.  This is pushing us to be overweight (relative to the category according to Morningstar) in Large pharmaceuticals, utilities, and even industrial materials.  These “good” balance sheets started to show better returns in the month of December, but have frankly lagged the overall markets now over the last five years with the exception of 2008.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in Health Care, Utilities, and Energy.

Fixed-Income Portfolio

We continue to like the prospects of our holdings. We regularly review our fixed income holdings for ability to repay the debt.  This includes monitoring ratings, company performance, and the overall economic climate.  We have maintained our CD positions that are linked to an index as well as staying with a shorter-term average maturity for the debt positions we hold.  As of December 31, we held 24 bond positions with the bulk of them expiring prior to December 2015.  Concerns have been building in the fixed income markets as inflation pressures mount and sovereign debt worries build.  While we do not envision a sudden spike in interest rates, nor an imminent downgrade of U.S. credit quality, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, changes in interest rates, and overall yield.

We will continue to monitor our turnover of positions to attempt to limit the tax effects of the sales of securities as well.  However, the tax ramifications are secondary to the valuation of the security.

We continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio.  We may continue to purchase one year notes and short-term equivalents if we feel it is the most appropriate place to invest given the current investment climate.

Our investment strategy is long-term and we are confident in the portfolio, our strategy, and the final outcome.  We look forward to moving forward with our strategy and the management of money as well as being a consummate advocate for our shareholders.

Finally, we are pleased to announce the launch of two new additions to the Archer Funds family; Archer Stock and Archer Income.  These funds complement the Archer Balanced Fund by capitalizing on distinct investment strategies, but maintain the same team approach, disciplined management and rigorous oversight.  Each fund is managed to meet a more specific investment objective of either capital appreciation or current income.  We look forward to discussing our new funds with you in future communications and welcome your questions.

Thank you for your support as a shareholder of the Archer Balanced Fund, the managers of the Archer Balanced Fund are investing their own money right along with our shareholders to better align our interests with those we serve.  Our investment strategy is long-term and we are confident in the portfolio, our strategy, and the final outcome.  We look forward to your comments or questions at any time.

Sincerely,

ARCHER INVESTMENT CORPORATION

Steven C. Demas

Troy C. Patton

John W. Rosebrough

Portfolio Managers

The views expressed are those of the investment advisor as of February 28, 2011 and are not intended as a forecast or investment recommendations.

The opinions contained herein are not intended to be investment advice or a solicitation to buy or sell any securities.

Archer Investment Corporation manages The Archer Funds.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a current copy of the Fund’s prospectus by calling 800-581-1780 or visit www.thearcherfunds.com.  Past performance is not a guarantee of future results.  The investment return and principle value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Distributed by Rafferty Capital Markets, LLC, 59 Hilton Ave., Garden City, NY 11530 Member FINRA.

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

	Archer Balanced Fund
	Schedule of Investments
	February 28, 2011 (Unaudited)

Shares/Principal		Fair Value

COMMON STOCK - 61.00%

Beverages - 1.02%
2,500	Pepsico, Inc.	$ 158,550

Computer & Office Equipment - 8.43%
25,000	Cisco Systems, Inc. *	464,000
11,800	Hewlett-Packard Co.	514,834
1,600	International Business Machines Corp.	259,008
6,248	Mediware Information Systems, Inc. *	70,103
		1,307,945
Crude Petroleum & Natural Gas - 2.65%
4,500	Devon Energy Corp.	411,480

Drilling Oil & Gas Wells - 2.59%
9,000	Noble Corp.	402,390

Electric Services - 5.16%
11,500	American Electric Power Co., Inc.	411,470
7,000	NextEra Energy, Inc.	388,290
		799,760
Electromedical & Electrotherapeutic Apparatus - 2.32%
7,500	St. Jude Medical, Inc. *	359,100

Finance Services - 2.25%
23,000	H&R Block, Inc	349,370

Food & Kindred Products - 2.05%
10,000	Kraft Foods, Inc.	318,400

Guided Missiles & Space Vehicles & Parts - 1.65%
5,000	Raytheon Co.	256,050

Hospital & Medical Service Plans - 1.71%
4,000	Wellpoint, Inc. *	265,880

Investment Advice - 1.14%
6,600	Invesco, Ltd.	177,144

Metal Mining - 3.53%
16,000	Vale S.A. ADR	547,680

National Commercial Banks - 7.70%
17,000	The Bank of New York Mellon Corp.	516,630
14,500	JP Morgan Chase Co.	677,005
		1,193,635
Oil & Gas filed Machinery & Equipment - 3.33%
6,500	National Oilwell Varco, Inc.	517,205

Pharmaceutical Preparations - 4.71%
5,225	Abbott Laboratories	251,322
5,000	Endo Pharmaceutical Holdings, Inc. *	177,600
6,000	Teva Pharmaceutical Industries, Ltd.	300,600
		729,522
Retail - Drug Stores - 2.77%
13,000	CVS Caremark Corp.	429,780

Services - Prepackaged Software - 2.64%
15,400	Microsoft Corp.	409,332

Sugar & Confectionery Products - 1.35%
4,000	Hershey Co.	209,280

Surgical & Medical Instruments - 3.12%
9,100	Baxter International, Inc.	483,665

Telephone Communications (No Radio Telephone) - 0.88%
4,000	P.T. Telekomunik Indonesia TBK ADR	136,760

TOTAL FOR COMMON STOCK (Cost $8,659,881) - 61.00%		9,462,928

EXCHANGE TRADED FUNDS - 1.63%
10,000	PowerShares Build America Bond ETF	252,760

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $251,409) - 1.63%		252,760

CORPORATE BONDS - 19.39%

Cement, Hydraulic - 0.68%
100,000	CRH America, Inc., 5.30%, 10/15/13	106,292

Computer & Office Equipment - 1.05%
75,000	Dell, Inc., 4.70%, 4/15/13	80,381
75,000	Hewlett-Packard Co., 4.75%, 6/2/14	81,853
		162,234
Containers - Paper/Plastic - 0.72%
100,000	Sealed Air Corp., 7.875%, 6/15/17	111,500

Electric Services - 0.34%
50,000	Appalachian Power Co., 4.95%, 2/1/15	53,040

Finance Services - 3.34%
100,000	Block Financial Corp., 5.125%, 10/30/14	101,000
50,000	Block Financial Corp., 7.875%, 1/15/13	53,875
300,000	Citigroup Funding, 10.00%, 5/28/25	287,040
75,000	GE Capital Corp., 4.93%, 3/15/19 **	76,500
		518,415
Heating Equipment - 0.53%
75,000	Fortune Brands, Inc., 6.375%, 6/15/14	82,480

National Commercial Banks - 3.20%
400,000	Bank of America Corp., 13.33%, 5/13/30 **	391,000
50,000	JP Morgan Chase & Co., 6.625%, 3/15/12	52,938
50,000	Wells Fargo & Co., 5.25%, 10/23/12	52,864
		496,802
Plastics, Materials & Synthetic Resins - 0.35%
50,000	Dow Chemical Corp., 6.00%, 10/1/12	53,585

Retail - Variety Stores - 0.41%
60,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	63,930

Retail - Consumer Electronics Stores - 0.50%
70,000	Best Buy Company, Inc., 6.75%, 7/15/13	77,017

Retail - Lumber & Other Building Material Dealers - 1.17%
100,000	Home Depot, Inc., 5.20%, 3/1/11	100,000
75,000	Home Depot, Inc., 5.25%, 12/16/13	81,972
		181,972
Security Broker Dealers - 4.02%
75,000	Morgan Stanley & Co., 11.20% , 3/16/30 **	73,312
50,000	Morgan Stanley & Co., 10.00%, 3/31/30	50,250
500,000	Morgan Stanley & Co., 10.00%, 4/28/30	499,375
		622,937
Sugar & Confectionery Products - 0.67%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	103,750

Telephone Communications - 1.42%
150,000	AT&T, Inc., 6.70%, 11/15/13	170,029
45,000	New York Telephone Co., 7.00%, 6/15/13	50,310
		220,339
Transportation Services - 0.99%
50,000	GATX Financial Corp., 5.50%, 2/15/12	51,957
100,000	Speedway Motors, Inc., 6.75%, 6/1/13	100,938
		152,895

TOTAL FOR CORPORATE BONDS (Cost $2,912,498) - 19.39%		3,007,188

STRUCTURED NOTES - 7.21%
499,000	HSBC Bank, NA, CD, 0.00%, 7/17/13 *	558,231
100,000	JP Morgan Chase Bank, NA, 0.00%, 11/25/11	106,480
100,000	JP Morgan Chase Bank, NA, 0.00%, 1/31/12	108,230
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14	223,531
100,000	Suntrust Bank, Atlanta, GA, 0.00%, 3/27/14	122,178

STRUCTURED NOTES (Cost $992,669) - 7.21%		1,118,650

REAL ESTATE INVESTMENT TRUST - 3.39%
17,500	Government Properties Investment Trust	475,475
2,000	Public Storage, Series P, PFD 6.5%	50,660

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $478,702) - 3.39%		526,135

PREFERRED SECURITIES - 0.48%
3,000	Wells Fargo VII PFD, 5.85%, 5/1/33	74,301

TOTAL FOR PERFERRED SECURITIES (Cost $56,634) - 0.48%		74,301

MUNICIPAL BOND - 0.51%
75,000	Napa, CA, Solid Waste, 5.06%, 8/1/13	78,966

TOTAL FOR MUNICIPAL BOND (Cost $75,790) - 0.51%		78,966

BONUS CERTIFICATE - 2.54%
400,000	Commerzbank Bonus Certificate 1/19/16 *	394,680

TOTAL FOR BONUS CERTIFICATE (Cost $384,898) - 2.54%		394,680

SHORT TERM INVESTMENTS - 5.12%
794,896	Fidelity Institutional Money Market 0.25% ** (Cost $794,896)	794,896

TOTAL INVESTMENTS (Cost $14,607,377) - 101.27%		15,710,504

OTHER ASSETS LESS LIABILITIES - (1.27)%		(197,744)

NET ASSETS - 100.00%		$ 15,512,760

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at February 28, 2011.
*** American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of February 28, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 9,462,928	-	-	$ 9,462,928
Exchange Traded Funds	252,760	-	-	252,760
Corporate Bonds	3,007,188	-	-	3,007,188
Structured Notes	1,118,650	-	-	1,118,650
Real Estate Investment Trusts	526,135	-	-	526,135
Preferred Securities	74,301	-	-	74,301
Municipal Bonds	78,966	-	-	78,966
Bonus Certificate	394,680			394,680
Short-Term Investments:
Fidelity Instututional Money Market	$ 794,896	-	-	$ 794,896

	$ 15,710,504	-	-	$ 15,710,504

Archer Balanced Fund
Statement of Assets and Liabilities
February 28, 2011 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $14,607,377)	$ 15,710,504
Receivable from Advisor	4,712
Interest Receivable	38,978
Dividend Receivable	7,680
Prepaid Expenses	23,278
Total Assets	15,785,152
Liabilities:
Payables:
Payable for Investments Purchased	251,409
Investment Advisor Fee Payable (a)	8,754
Administrative Fees Payable (a)	2,416
Payable to Trustees & Officers	1,339
Payable to Transfer Agent	2,396
Audit Fees Payable	5,935
Other Accrued Expenses	143
Total Liabilities	272,392
Net Assets	$ 15,512,760

Net Assets Consist of:
Paid In Capital	$ 16,423,930
Accumulated Undistributed Net Investment Income	(26,509)
Accumulated Net Realized (Loss) on Investments	(1,987,788)
Net Unrealized (Depreciation) in Value of Investments	1,103,127
Net Assets (unlimited shares authorized; 1,708,496 shares outstanding)	$ 15,512,760

Net Asset Value and Offering Price Per Share	$ 9.08

Short-term Redemption Price Per Share ($9.08 x 0.995) *	$ 9.03

* The Fund will deduct a 0.50% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 calendar days of purchase.

(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the six months ended February 28, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $457)	$ 109,037
Interest	118,869
Total Investment Income	227,906

Expenses:
Advisory Fees (a)	55,991
Transfer Agent Expense	15,557
Administrative Expense (a)	15,620
Registration Expense	9,955
Legal Expense	8,939
Audit Expense	4,710
Custody Expense	5,049
Trustee Expense	668
Chief Compliance Officer Expense (a)	3,734
Miscellaneous Expense	969
Insurance Expense	679
Printing and Mailing Expense	24
Total Expenses	121,895
Fees Waived and Reimbursed by the Advisor (a)	(32,308)
Net Expenses	89,587

Net Investment Income	138,319

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	264,069
Net Realized Gain on Written Options	6,033
Net Change in Unrealized Appreciation on Investments	1,349,578
Net Realized and Unrealized Gain on Investments	1,619,680

Net Increase in Net Assets Resulting from Operations	$ 1,757,999

(a) See Note 5 in the Notes to the Financial Statements. The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	2/28/2011	8/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 138,319	$ 243,218
Capital Gain Dividends From Real Estate Investment Companies	-	-
Net Realized Gain on Investments and Call Options Written	270,102	577,246
Net Change in Unrealized Appreciation (Depreciation) on Investments and Call Options Written	1,349,578	(498,190)
Net Increase in Net Assets Resulting from Operations	1,757,999	322,274

Distributions to Shareholders:
Net Investment Income	(312,163)	(289,491)
Net Change in Net Assets from Distributions	(312,163)	(289,491)

Capital Share Transactions:
Proceeds from Sale of Shares	1,050,951	4,786,707
Shares Issued on Reinvestment of Dividends	288,043	273,532
Early Redemption Fees *	-	-
Cost of Shares Redeemed	(1,293,556)	(1,561,728)
Net Increase from Shareholder Activity	45,438	3,498,511

Net Assets:
Net Increase in Net Assets	1,491,274	3,531,294
Beginning of Year	14,021,486	10,490,192
End of Year (Including Accumulated Undistributed Net
Investment Income/(Loss) of ($26,509) and $147,335, respectively)	$ 15,512,760	$ 14,021,486

Share Transactions:
Shares Sold	118,248	557,197
Shares Issued on Reinvestment of Dividends	33,032	31,843
Shares Redeemed	(145,279)	(183,642)
Net Increase in Shares	6,001	405,398
Outstanding at Beginning of Year	1,702,495	1,297,097
Outstanding at End of Year	1,708,496	1,702,495

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase. The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.
	(Unaudited)
	Six Months
	Ended		Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	2/28/2011		8/31/2010		8/31/2009		8/31/2008	8/31/2007		8/31/2006	(a)

Net Asset Value, at Beginning of Period	$ 8.24		$ 8.09		$ 9.68		$ 11.31	$ 10.75		$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income	0.08	*	0.16	*	0.17	*	0.33	0.29		0.29
Net Gain (Loss) on Securities (Realized and Unrealized)	0.94		0.19		(1.48)		(1.46)	0.79		0.53
Total from Investment Operations	1.02		0.35		(1.31)		(1.13)	1.08		0.82

Distributions:
Net Investment Income	(0.18)		(0.20)		(0.28)		(0.25)	(0.29)		(0.07)
Realized Gains	0.00		0.00		0.00		(0.25)	(0.23)		0.00
Total from Distributions	(0.18)		(0.20)		(0.28)		(0.50)	(0.52)		(0.07)

Proceeds from Redemption Fees	-		-		-	**	-	-	**	-	**

Net Asset Value, at End of Period	$ 9.08		$ 8.24		$ 8.09		$ 9.68	$ 11.31		$ 10.75

Total Return ***	12.50%		4.23%		(13.28)%		(10.46)%	10.09%		8.24%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,513		$ 14,021		$ 10,490		$ 9,909	$ 10,749		$ 8,112
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.63%		2.01%		2.93%		2.30%	2.21%		3.00%	†
Ratio of Net Investment Income to Average Net Assets	1.42%		1.06%		0.57%		2.10%	1.85%		1.47%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%		1.20%		1.20%		1.20%	1.20%		1.20%	†
Ratio of Net Investment Income to Average Net Assets	1.85%		1.87%		2.29%		3.20%	2.86%		3.27%	†
Portfolio Turnover	40.46%		77.73%		79.42%		115.68%	66.98%		82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Not Annualized
† Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2011 (UNAUDITED)

NOTE 1. ORGANIZATION

Archer Balanced Fund, a series of the Unified Series Trust (the "Transferring Fund"), was an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Fund commenced operations on September 27, 2005.

At the November 9, 2009 Board Meeting for the Unified Series Trust (“UST”), the Board of Trustees, including the Independent Trustees, voted unanimously to approve the reorganization of the Fund into the Archer Investment Series Trust, a newly created stand-alone trust.  The Trustees reviewed a draft Agreement and Plan of Reorganization, as well as a supplemental letter from the Advisor affirming the advisor’s commitment to (i) indemnify the UST and its related parties from claims relating to the reorganization and other causes and (ii) bear the expenses of the reorganization and closing of the Fund as a series of the UST.  Subsequently, pursuant to proxy the shareholders of the Fund approved the reorganization.

Accordingly, effective as of the close of business on June 11, 2010, pursuant to an Agreement and Plan of Reorganization (the "Reorganization") the Fund, a series of the Archer Investment Series Trust (the “Fund”) received all the assets and liabilities of the Transferring Fund.  The shares of the Transferring Fund were exchanged for the shares of the Fund, valued at $ 8.31.  The Transferring Fund’s net assets on the date of the reorganization of $ 13,701,589, including $ 35,444 of unrealized appreciation and $ 1,211,239 of capital loss carryforwards, were combined with those of the Fund.  The combined assets immediately after the acquisition amounted to $ 13,701,589 for 1,648,686 shares outstanding.  The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization.  The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America.

The Fund was organized as a diversified series of Archer Investment Series Trust, an Ohio business trust (the “Trust”).  The Trust is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”) and registered under the Investment Company Act of 1940, as amended ("1940 Act").   The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently has one series of funds authorized by the Trustees.  The investment objective of the Fund is total return.  Total return is comprised of both income and capital appreciation. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on June 11, 2010.

Since the Reorganization mainly affects the underlying legal structure of the Fund and related entities and did not affect the ongoing operations of the Fund, the appended financial statements for the Fund are presented with the periods before and after the Reorganization combined.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with GAAP.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended February 28, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Redemption Fee - To discourage short-term trades by investors, the Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. There were no redemption fees collected for the Fund for the six months ended February 28, 2011.

Options Written - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

 Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may sell covered call options as part of its investment program to obtain market exposure or to manage risk or hedge against adverse market conditions.  The option is “covered” because the Fund owns the stock at the time it sells the option.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

For the six months ended February 28, 2011, transactions in options written were as follows (100 shares of common stock underly each option contract):

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2010	-	$ -
Options written	351	18,736
Options exercised	(101)	(12,703)
Options expired	(250)	(6,033)
Options terminated in closing purchase transaction	-	-
Options outstanding at February 28, 2011	-	$ -

The Fund adopted Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, effective July 1, 2009.

Realized and unrealized gains and losses on derivatives contracts entered into during the six months ended February 28, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

         Location

           Realized

         Location

                  Unrealized

Call         Net Realized Gain    Gain/(Loss)      Net Change in Unrealized     Gain/(Loss)

Options        on Written

$6,033

   (Depreciation) on                   $0

Written          Options

                Written Options

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets.  For the six months ended February 28, 2011, the Advisor earned fees of $55,991 from the Fund before the waiver and reimbursement described below.  At February 28, 2011, the Fund owed the Advisor $8,754 for advisory fees.

The Advisor also performs administrative duties for the Fund, in which the Advisor receives administrative fees.  During the six months ended February 28, 2011, the Advisor earned $15,620 in administrative fees.  At February 28, 2011, the Fund owed the Advisor $2,416 for administrative fees.

The Advisor also acts as the Fund’s Chief Compliance Officer.  During the six months ended February 28, 2011, the Advisor earned $3,734 in compliance fees.  At February 28, 2011, the Fund owed the Advisor $103 for compliance fees.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2011 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. For the six months ended February 28, 2011, the Advisor waived fees and/or reimbursed expenses of $32,308.  Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2013 totaled $368,191.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2010 were as follows:

Subject to Repayment
Amount	by August 31,
$116,258	2011
$146,486	2012
$105,447	2013

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2011.

NOTE 6.  INVESTMENTS

For the six months ended February 28, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $5,733,589 and $6,327,976, respectively.

At February 28, 2011, the net unrealized appreciation (depreciation) of investments (including open positions in written options) for tax purposes, was as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,242,506	$(139,379)	$1,103,127

At February 28, 2011, the aggregate cost of securities for federal income tax purposes was $14,607,377.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of February 28, 2011, Sterne Agee & Leach, Inc. held in omnibus accounts for the benefit of others approximately 62.53% of the voting securities of the Fund and may be deemed to control the Fund.

NOTE 8. TAX MATTERS

On December 28, 2010, the Fund paid an income distribution of $0.1822 per share to shareholders of record on December 27, 2010.

The tax characterization of distributions for the six months ended February 28, 2011 and August 31, 2010 were as follows:

	2011	2010
Ordinary Income	$312,163	$289,491
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	$312,163	$289,491

At August 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 147,335
Capital loss carryforward	(2,263,132)
Net unrealized appreciation (depreciation)	(246,451)
Total	$ (2,362,248)

At August 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of post-October losses in the amount of $1,051,893, straddle adjustments, and the timing of income generated from certain underlying investments.

NOTE 9. CAPITAL LOSS CARRYFORWARD

At August 31, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $2,263,132, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires August 31,
$68,795	2016
$1,142,444	2017
$1,051,893	2018

NOTE 10. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Fund’s financial statement disclosures.

Archer Balanced Fund
Expense Illustration
February 28, 2011 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2)
ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period
(September 1, 2010 through February 28, 2011).
Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2010	February 28, 2011	September 1,2010 to February 28,2011

Actual	$1,000.00	$1,110.15	$6.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.84	$6.01

* Expenses are equal to the Value Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ARCHER BALANCED FUND

TRUSTEES AND OFFICERS

FEBRUARY 28, 2011 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (1947) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (1955) Independent Trustee, January 2010 to present	GOODIN, ORZESKE & BLACKWELL, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: .9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 1 series.

Interested Trustees & Officers

Name, Address*, (Year of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (1969) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (1957) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (1963) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (1980) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance,  Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 1 series

ARCHER BALANCED FUND

ADDITIONAL INFORMATION

FEBRUARY 28, 2011 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not Applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date May 5, 2011

* Print the name and title of each signing officer under his or her signature.